UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

VALERO ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The following provides a description of the capital stock of Valero Energy Corporation (“Valero”).

Description of Capital Stock

The following description is a summary of the material terms of our common stock, preferred stock, amended and restated certificate of incorporation (as amended to date, the “Certificate of Incorporation”) and amended and restated bylaws (as amended to date, the “Bylaws”). This summary is qualified by reference to our Certificate of Incorporation and Bylaws, copies of which have been included as exhibits hereto and are incorporated herein by reference, and by the provisions of applicable law.

Common Stock

Our authorized common stock consists of 1,200,000,000 shares, par value $0.01 per share, of which 570,250,193 shares were outstanding as of April 29, 2011. Each share of common stock is entitled to participate equally in dividends as and when declared by our board of directors. The payment of dividends on our common stock may be limited by obligations we may have to holders of any preferred stock.

Common stockholders are entitled to one vote for each share held on all matters submitted to them. Our common stock does not have cumulative voting rights, meaning that holders of a majority of the shares of common stock voting for the election of directors can elect all the directors if they choose to do so.

If we liquidate or dissolve our business, the holders of common stock will share ratably in the distribution of assets available for distribution to stockholders after creditors are paid and preferred stockholders receive their distributions. The shares of common stock have no preemptive rights and are not convertible, redeemable or assessable or entitled to the benefits of any sinking fund.

All issued and outstanding shares of common stock are fully paid and nonassessable.

Our common stock is listed on the New York Stock Exchange and trades under the symbol “VLO.”

Preferred Stock

Our authorized preferred stock consists of 20,000,000 shares, par value $0.01 per share, issuable in series, of which no shares were outstanding as of April 29, 2011. Our board of directors can, without action by stockholders, issue one or more series of preferred stock. The board can determine for each series the number of shares, designation, relative voting rights, dividend rates, liquidation and other rights, preferences and limitations. In some cases, the issuance of preferred stock could delay or discourage a change in control of Valero.

The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power of holders of our common stock. It could also affect the likelihood that holders of our common stock will receive dividend payments and payments upon liquidation.

Anti-Takeover Provisions

The provisions of Delaware law and our Certificate of Incorporation and Bylaws summarized below may have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider in his or her best interest, including those attempts that might result in a premium over the market price for our common stock.

Fair Price Provision

Our Certificate of Incorporation contains a fair price provision. Mergers, consolidations and other business combinations involving us and an “interested stockholder” require the approval of holders of at least 66 2/3% of our outstanding voting stock not owned by the interested stockholder. Interested stockholders include any holder of 15% or more of our outstanding voting stock. The 66 2/3% voting requirement does not apply, however, if the “continuing directors,” as defined in the Certificate of Incorporation approve the business combination, or the business combination meets other specified conditions.

Liability of Our Directors

As permitted by the Delaware General Corporation Law, we have included in our Certificate of Incorporation a provision that limits our directors’ liability for monetary damages for breach of their fiduciary duty of care to us and our stockholders. The provision does not affect the liability of a director:

•	for any breach of his/her duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	for the declaration or payment of unlawful dividends or unlawful stock repurchases or redemptions; and

•	for any transaction from which the director derived an improper personal benefit.

This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

Stockholder Proposals and Director Nominations

Our stockholders can submit stockholder proposals and nominate candidates for our board of directors if the stockholders follow advance notice procedures described in the Bylaws.

Generally, stockholders must submit a written notice between 60 and 90 days before the first anniversary of the date of our previous year’s annual stockholders’ meeting. To nominate directors, the notice must include the name and address of the stockholder, the class or series and number of shares beneficially owned by the stockholder, information about the nominee required by the SEC and a description of any arrangements or understandings with respect to the election of directors that exist between the stockholder and any other person. To make stockholder proposals, the notice must include a description of the proposal, the reasons for bringing the proposal before the meeting, the name and address of the stockholder, the class and number of shares owned by the stockholder and any material interest of the stockholder in the proposal.

In each case, if we have changed the date of the annual meeting to more than 30 days before or 60 days after the anniversary date of our previous year’s annual stockholders’ meeting, stockholders must submit the notice between 60 and 90 days prior to such annual meeting or no later than 10 days after the day we make public the date of the annual meeting.

Director nominations and stockholder proposals that are late or that do not include all required information may be rejected. This could prevent stockholders from bringing certain matters before an annual meeting, including making nominations for directors.

Delaware Anti-takeover Statute

We are a Delaware corporation and are subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prevents us from engaging in a business combination with an “interested stockholder” (generally, a person owning 15% or more of our outstanding voting stock) for three years following the time that person becomes a 15% stockholder unless one of the following is satisfied:

•	before that person became a 15% stockholder, our board of directors approved the transaction in which the stockholder became a 15% stockholder or approved the business combination;

•
upon completion of the transaction that resulted in the stockholder’s becoming a 15% stockholder, the stockholder owned at least 85% of our voting stock outstanding at the time the transaction began (excluding stock held by directors who are also officers and by employee stock plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); and

•
after the transaction in which that person became a 15% stockholder, the business combination is approved by our board of directors and authorized at a stockholders’ meeting by at least two-thirds of the outstanding voting stock not owned by the 15% stockholder.

Under Section 203, these restrictions also do not apply to certain business combinations proposed by a 15% stockholder following the disclosure of an extraordinary transaction with a person who was not a 15% stockholder during the previous three years or who became a 15% stockholder with the approval of a majority of our directors. This exception applies only if the extraordinary transaction is approved or not opposed by a majority of our directors who were directors before any person became a 15% stockholder in the previous three years, or the successors of these directors.

Other Provisions

The Certificate of Incorporation also provides that:

•	stockholders may act only at an annual or special meeting and not by written consent;

•	an 80% vote of the outstanding voting stock is required for the stockholders to amend the Bylaws; and

•	an 80% vote of the outstanding voting stock is required to amend the Certificate of Incorporation with respect to certain matters, including those described in the first two bullet points above.

Transfer Agent and Registrar

Computershare Investor Services, LLC, is our transfer agent and registrar.

Item 9.01. Exhibits.

Exhibit Number	Description

4.1
Amended and Restated Certificate of Incorporation of Valero, formerly known as Valero Refining and Marketing Company — incorporated by reference to Exhibit 3.1 to Valero’s Registration Statement on Form S-1 (SEC File No. 333-27013) filed May 13, 1997.

4.2
Certificate of Amendment (effective July 31, 1997) to Restated Certificate of Incorporation of Valero - incorporated by reference to Exhibit 3.02 to Valero’s Annual Report on Form 10-K for the year ended December 31, 2003 (SEC File No. 1-13175).

4.3
Certificate of Merger of Ultramar Diamond Shamrock Corporation with and into Valero dated December 31, 2001 - incorporated by reference to Exhibit 3.03 to Valero’s Annual Report on Form 10-K for the year ended December 31, 2003 (SEC File No. 1-13175).

4.4
Amendment (effective December 31, 2001) to Restated Certificate of Incorporation of Valero — incorporated by reference to Exhibit 3.1 to Valero’s Current Report on Form 8-K dated December 31, 2001, and filed January 11, 2002 (SEC File No. 1-13175).

4.5
Second Certificate of Amendment (effective September 17, 2004) to Restated Certificate of Incorporation of Valero — incorporated by reference to Exhibit 3.04 to Valero’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (SEC File No. 1-13175).

4.6
Certificate of Merger of Premcor Inc. with and into Valero effective September 1, 2005 — incorporated by reference to Exhibit 2.01 to Valero’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (SEC File No. 1-13175).

4.7
Third Certificate of Amendment (effective December 2, 2005) to Restated Certificate of Incorporation of Valero - incorporated by reference to Exhibit 3.07 to Valero’s Annual Report on Form 10-K for the year ended December 31, 2005 (SEC File No. 1-13175).

4.8*	Fourth Certificate of Amendment (effective May 24, 2011) to Restated Certificate of Incorporation.

4.9
Amended and Restated Bylaws of Valero (as of July 12, 2007) — incorporated by reference to Exhibit 3.01 to Valero’s Current Report on Form 8-K dated July 11, 2007, and filed July 17, 2007 (SEC File No. 1-13175).

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 24, 2011	By: /s/ Jay D. Browning

Jay D. Browning Senior Vice President-Corporate Law and Secretary